Exhibit 32(ii)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fifth Third Bancorp (the “Registrant”) on Form 10-Q for the period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James C. Leonard, Executive Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James C. Leonard
James C. Leonard
Executive Vice President and
Chief Financial Officer
August 5, 2022